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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): December 30, 2003

                                    DVI, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


          DELAWARE                 001-11077                 22-2722773
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      (State or Other             (Commission              (IRS Employer
Jurisdiction of Formation)        File Number)          Identification Number)


                        2500 YORK ROAD, JAMISON, PA 18929


       Registrant's Telephone Number, Including Area Code: (215) 488-5000

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. Other Events and Required FD Disclosure

On December 30, 2003, DVI Financial Services Inc., as servicer ("DVIFS" or the "Servicer"), announced that it reached an agreement in principle, a draft of which is attached hereto as Exhibit 99.1, to settle outstanding issues and claims, amend certain provisions of governing documents and transfer servicing to Lyon Financial Services, Inc. d/b/a US Bancorp Portfolio Services ("USBPS"), in each case with respect to the securitization notes issued by DVI Receivables VIII, L.L.C., DVI Receivables X, L.L.C., DVI Receivables XI, L.L.C., DVI Receivables XII, L.L.C., DVI Receivables XIV, L.L.C., DVI Receivables XVI, L.L.C., DVI Receivables XVII, L.L.C., DVI Receivables XVIII, L.L.C. and DVI Receivables XIX, L.L.C. (collectively, the "Securitizations"). Parties to the agreement in principal are DVIFS, USBPS, and representatives of certain members (the "Participating Representatives") of the Ad Hoc Committee of Securitization Noteholders (the "Ad Hoc Committee"), who agreed to certain restrictions on trading while negotiating this settlement agreement (including the largest holder of the notes on an aggregated basis). The Participating Representatives and counsel for the Ad Hoc Committee have informed DVIFS that they believe the proposed terms of the settlement agreement represent a fair compromise of the outstanding issues between the securitization noteholders and DVIFS and that they will recommend approval of the settlement agreement to the members they represent and the other members of the Ad Hoc Committee.

DVIFS requires the consent of the Ad Hoc Committee prior to filing a motion seeking the approval of the settlement agreement by the U.S. Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). DVIFS considers this agreement in principle with the Participating Representatives of the Ad Hoc Committee, including the largest noteholder, to be an important step toward consummating a settlement agreement; however, no assurance can be given that this agreement in principle will lead to the consummation of the settlement agreement.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)   Exhibits

      99.1 - Draft Settlement Agreement by and between DVI Financial Services Inc., DVI, Inc., DVI Business Credit Corporation, U.S. Bank National Association, as Trustee, the Ad Hoc Committee of Securitization Noteholders, Lyon Financial Services, Inc. d/b/a US Bancorp Portfolio Services and the other parties named therein.

FORWARD-LOOKING STATEMENTS

This report contains forward-looking statements made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements about the Company's expectations regarding the negotiation of a settlement agreement, the terms on which such a settlement agreement will be reached and the scope thereof, the approval thereof and the transfer of servicing rights. These statements may be identified by their use of words, such as "anticipate," "estimate," "should," "expect," "guidance," "project," "intend," "plan," "believe" and other words and terms of similar meaning, in connection with any discussion of the Company's business plans or settlement negotiations. Factors that could affect the Company's forward-looking statements include, among other things: risks associated with the approval of the settlement agreement by the full Ad Hoc Committee of Securitization Noteholders and the Trustee, risks associated with the bankruptcy process and risks associated with obtaining bankruptcy court approval of the settlement agreement.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DVI, INC.

                                          By:  /s/ John P. Boyle
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                                               John P. Boyle
                                               Secretary & Vice President

Dated: December 30, 2003